 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2018

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-216037 (Commission File Number)	81-4446064 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☒

Explanatory Note

FS Credit Real Estate Income Trust, Inc. (the “Company”) previously disclosed its intention to make certain changes to its offering of common stock (the “Offering”), including changing from a daily to a monthly NAV REIT and changing certain terms of two of its share classes (the “Proposed Offering Modifications”). As part of the Proposed Offering Modifications, the Company expects to, among other things:

•	change the frequency of its net asset value (“NAV”) calculations from daily to monthly and make certain other related changes to its valuation policies;
•	adopt an amended share repurchase plan that would provide for repurchases on a monthly basis;
•	change the name of Class S shares to Class F shares and change the name of Class T-C shares to Class S shares;
•	change the upfront selling commissions and dealer manager fees payable with respect to Class T shares issued in the primary portion of the Offering (the “Primary Offering”) to up to 3.0% and 0.5%, respectively, of the transaction price per Class T share, and change the upfront selling commissions payable with respect to Class S shares issued in the Primary Offering to up to 3.5% of the transaction price per Class S share;
•	change the ongoing stockholder servicing fees payable with respect to Class T shares to 0.85% per annum; and
•	change the aggregate underwriting cap associated with the Class T shares and Class S shares to 8.75%.

On August 13, 2018, the board of directors of the Company (the “Board”) met and approved various matters and agreements, as described further below, in order to implement the Proposed Offering Modifications. The Company intends to file a post-effective amendment to its Registration Statement on Form S-11 (Registration No. 333-216037) (the “Registration Statement”) on the date hereof to implement the Proposed Offering Modifications. Subject to receipt of necessary regulatory approvals, the Company anticipates that the Proposed Offering Modifications will be effective on or around August 20, 2018 and the Company expects to begin accepting subscriptions on a monthly basis on September 1, 2018.

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Dealer Manager Agreement

On August 17, 2018, the Company entered into an Amended and Restated Dealer Manager Agreement (the “Amended and Restated Dealer Manager Agreement”) with FS Real Estate Advisor, LLC (the “Adviser”) and FS Investments Solutions, LLC (the “Dealer Manager”), which replaces the Dealer Manager Agreement, dated as of September 6, 2017, among the Company, the Adviser and the Dealer Manager (the “Previous Dealer Manager Agreement”). In connection with entry into the Amended and Restated Dealer Manager Agreement, no material terms of the Previous Dealer Manager Agreement changed other than those related to the Proposed Offering Modifications described below.

Specifically, pursuant to the Amended and Restated Dealer Manager Agreement, the Dealer Manager will receive upfront selling commissions of up to 3.0%, and upfront dealer manager fees of 0.5%, of the transaction price per Class T share of each Class T share sold in the Primary Offering, however such amounts may vary at certain participating broker-dealers provided that the sum will not exceed 3.5% of the transaction price (subject to reductions for certain categories of purchasers). The Dealer Manager will receive upfront selling commissions of up to 3.5% of the transaction price per Class S share sold in the Primary Offering (subject to reductions for certain categories of purchasers). The Dealer Manager anticipates that all of the selling commissions and dealer manager fees will be reallowed to participating broker-dealers, unless a particular broker-dealer declines to accept some portion of the fees it is otherwise eligible to receive. In addition, the Dealer Manager will receive stockholder servicing fees: (1) with respect to outstanding Class T shares equal to 0.85% per annum of the aggregate NAV of the outstanding Class T shares, consisting of an advisor stockholder servicing fee of 0.65% per annum and a dealer stockholder servicing fee of 0.20% per annum; however, with respect to Class T shares sold through certain participating broker-dealers, the advisor stockholder servicing fee and the dealer stockholder servicing fee may be other amounts, provided that the sum of such fees will always equal 0.85% per annum of the NAV of such shares; and (2) with respect to outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of the outstanding Class S shares.

Included as Exhibit A to the Amended and Restated Dealer Manager Agreement is the Form of Selected Dealer Agreement to be entered into by the Dealer Manager and participating broker-dealers.

The foregoing description of the Amended and Restated Dealer Manager Agreement is a summary only and is qualified in all respects by the provisions of the Amended and Restated Dealer Manager Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Second Amended and Restated Advisory Agreement

On August 17, 2018, the Company entered into a Second Amended and Restated Advisory Agreement (the “Second Amended and Restated Advisory Agreement”) with the Adviser, which replaces the Amended and Restated Advisory Agreement, dated as of August 30, 2017, between the Company and the Adviser (the “Previous Advisory Agreement”). The Second Amended and Restated Advisory Agreement is substantially similar to the Previous Advisory Agreement, other than the reference to the Adviser’s responsibility to calculate NAV on a monthly (instead of daily) basis, consistent with the Proposed Offering Modifications.

The foregoing description of the Second Amended and Restated Advisory Agreement is a summary only and is qualified in all respects by the provisions of the Second Amended and Restated Advisory Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amended and Restated Expense Limitation Agreement

On August 17, 2018, the Company entered into an Amended and Restated Expense Limitation Agreement (the “Amended and Restated Expense Limitation Agreement”) with the Adviser and Rialto Capital Management, LLC (the “Sub-Adviser”), which replaces the Expense Limitation Agreement, dated as of August 30, 2017, among the Company, the Adviser and the Sub-Adviser (the “Previous Expense Limitation Agreement”). The Amended and Restated Expense Limitation Agreement is substantially similar to the Previous Expense Reimbursement Agreement, other than the reference to average monthly (instead of daily) net assets, consistent with the Proposed Offering Modifications.

The foregoing description of the Amended and Restated Expense Limitation Agreement is a summary only and is qualified in all respects by the provisions of the Amended and Restated Expense Limitation Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On August 15, 2018, Articles of Amendment (the “Articles of Amendment”) were filed and accepted for record by the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and thereby became effective as part of the Company’s charter. The Articles of Amendment effectuate the name change of Class S shares to Class F shares and Class T-C shares to Class S shares, consistent with the Proposed Offering Modifications described above. In addition, the Articles of Amendment provide that any Class S and Class T shares held in a stockholder’s account will automatically convert to Class I shares at the end of the month in which it is determined that total underwriting compensation paid with respect to such account would exceed 8.75% (or a lower limit) of the gross proceeds from the sale of shares in such account.

The foregoing description of the Articles of Amendment is a summary only and is qualified in all respects by the provisions of the Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events.

Amended and Restated Independent Director Compensation Policy

On August 13, 2018, the Board adopted an Amended and Restated Independent Director Compensation Policy (the “Amended Compensation Policy”) to be effective as of the date the Registration Statement is declared effective by the Securities and Exchange Commission, which replaces the Independent Director Compensation Policy adopted by the Board on July 17, 2017. The Amended Compensation Policy provides that the granting of restricted Class I shares, pursuant to the terms set forth in the Amended Compensation Policy, will occur at a time and in a manner that is consistent with the monthly pricing of the Company’s common stock as described in the Proposed Offering Modifications.

The foregoing description of the Amended Compensation Policy is a summary only and is qualified in all respects by the provisions of the Amended Compensation Policy, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Share Repurchase Plan

On August 13, 2018, the Board adopted an amended and restated share repurchase plan (the “Share Repurchase Plan”), which replaces the share repurchase plan adopted on July 17, 2017 (the “Prior Share Repurchase Plan”). The Share Repurchase Plan amends the Prior Share Repurchase Plan to provide for, among other things, the repurchase of shares by the Company on a monthly (instead of a daily) basis at the transaction price in effect on the repurchase date, consistent with the Proposed Offering Modifications. The Company may repurchase fewer shares than have been requested in any particular month to be repurchased under the Share Repurchase Plan, or none at all, in the Company’s discretion at any time. In addition, the aggregate amount of repurchases of shares under the Share Repurchase Plan is limited to no more than 2% of the Company’s aggregate NAV per month of all classes of shares then participating in the Share Repurchase Plan and no more than 5% of the Company’s aggregate NAV per calendar quarter of all classes of shares then participating in the Share Repurchase Plan.

Distribution Reinvestment Plan

On August 13, 2018, the Board adopted an amended distribution reinvestment plan (the “DRIP”) to be effective August 29, 2018, which replaces the distribution reinvestment plan adopted on July 17, 2017 (the “Prior DRIP”). The DRIP amends the Prior DRIP to provide for, among other things, the purchase of Company shares at a price equal to the transaction price on the date the distribution is payable, consistent with the Proposed Offering Modifications.

Amended and Restated Valuation Guidelines

On August 13, 2018, the Board adopted amended and restated valuation guidelines (the “Amended and Restated Valuation Guidelines”) to be effective as of the date the Registration Statement is declared effective by the Securities and Exchange Commission, which replace the valuation guidelines adopted on July 17, 2017 (the “Prior Valuation Guidelines”). The Amended and Restated Valuation Guidelines amend the Prior Valuation Guidelines to provide that, among other things, the Adviser will calculate NAV for each class of common stock on a monthly (instead of daily) basis as of the last calendar day of each month, consistent with the Proposed Offering Modifications.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
1.1	Amended and Restated Dealer Manager Agreement
3.1	Articles of Amendment
10.1	Second Amended and Restated Advisory Agreement
10.2	Amended and Restated Expense Limitation Agreement
10.3	Amended and Restated Independent Director Compensation Policy

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date:	August 17, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
1.1	Amended and Restated Dealer Manager Agreement
3.1	Articles of Amendment
10.1	Second Amended and Restated Advisory Agreement
10.2	Amended and Restated Expense Limitation Agreement
10.3	Amended and Restated Independent Director Compensation Policy